AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
PLATINUM INVESTOR® SURVIVOR II
LAST SURVIVOR FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED OCTOBER 23, 2007
TO POLICY PROSPECTUS DATED MAY 1, 2007
AS SUPPLEMENTED OCTOBER 22, 2007

          Effective October 23, 2007, American General Life Insurance Company ("AGL") is amending the prospectus for the sole purpose of amending the "Legal Proceedings" section of the prospectus.  In September 2007, the Securities and Exchange Commission granted AGL's parent company, American International Group, Inc., a permanent exemptive order pursuant to Section 9(c) of the Investment Company Act of 1940, and the current "Legal Proceedings" disclosure in the prospectus is no longer applicable.

          The "Legal Proceedings" section of the prospectus is deleted and replaced in its entirety with the following:

LEGAL PROCEEDINGS

          AGL is a party to various lawsuits and proceedings arising in the ordinary course of business.  Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred.  Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations and financial position.